SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K/A




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Earliest Event Reported: February 5, 2002



                       ADAIR INTERNATIONAL OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)




              Texas                      000-10056                74-2142545
  (State or other jurisdiction     (Commission File Number)     (IRS Employer
of incorporation or organization)                            Identification No.)




                            3000 Richmond, Suite 100
                              Houston, Texas 77098
          (Address of principal executive offices, including zip code)



                                 (713) 621-8241
              (Registrant's telephone number, including area code)


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Item  4.  Changes  in  Registrant's  Certifying  Accountant

     On February 4, 2002, the Company appointed the accounting firm of Malone & Bailey, PLLC. ("M&B") as independent accountants for fiscal 2001 to replace Jackson & Rhodes, P.C. ("J&R"), effective with such appointment. The appointment was recommended and approved by the Board of Directors.

     There have been no disagreements between the Company and J&R whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Since May 15,2000, and through the present, there were no reportable events requiring disclosure.

     The Company has provided the disclosure in this Form 8-K to J&R given them an opportunity to provide a letter addressed to the Securities and Exchange Commission.


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Exhibits.

     None.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAIR  INTERNATIONAL  OIL  &  GAS,  INC.

By     /s/  Jalal  Alghani                         Date:  February  5,  2002
       ---------------------------------------
       Jalal  Alghani
       Chief  Financial  Officer  and  Director


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